Exhibit 10.41

THIRD AMENDMENT AGREEMENT

This THIRD AMENDMENT AGREEMENT (this "Amendment") is made as of the 13th day of March, 2017 between:

(a) S&W SEED COMPANY, a Nevada corporation ("Borrower"); and

(b) KEYBANK NATIONAL ASSOCIATION, a national banking association ("Lender").

WHEREAS, Borrower and Lender are parties to that certain Credit and Security Agreement, dated as of September 22, 2015 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the "Credit Agreement");

WHEREAS, Borrower and Lender desire to amend the Credit Agreement to modify certain provisions thereof;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Lender agree as follows:

  Amendment to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of "Maximum Revolving Amount", "Temporary Reporting Increase Period Termination Date" and "Total Commitment Amount" therefrom and to insert in place thereof, respectively, the following:

  "Maximum Revolving Amount" means Twenty Million Dollars ($20,000,000), which amount shall be increased to Thirty Million Dollars ($30,000,0000) during the period from February 1, 2017 through April 21, 2017.

  "Temporary Reporting Increase Period Termination Date" means the later of (a) the date on which the Excess Borrowing Base Availability shall be no less than Three Million Dollars ($3,000,000) for thirty (30) consecutive days prior to, and one day after, the most recently completed calendar month, or (b) April 21, 2017; provided that, for purposes of determining Excess Borrowing Base Availability pursuant to subpart (a) above for the month ending April 30, 2017, such amount shall be calculated as of such date and one day thereafter.

  "Total Commitment Amount" means the principal amount of Twenty Million Dollars ($20,000,000), which amount shall be increased to Thirty Million Dollars ($30,000,0000) during the period from February 1, 2017 through April 21, 2017.

  Retroactive Amendment to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby retroactively amended, effective as of March 8, 2017, to delete the definitions of "Temporary Increase Period" and "Temporary Increased Availability Amount" therefrom and to insert in place thereof, respectively, the following:

  "Temporary Increased Availability Amount" means:

    Three Million Five Hundred Thousand Dollars ($3,500,000) during the period from March 8, 2017 through March 10, 2017;

    Five Million Dollars ($5,000,000) during the period from March 11, 2017 through March 17, 2017;

    Six Million Dollars ($6,000,000) during the period from March 18, 2017 through March 24, 2017;

    Seven Million Dollars ($7,000,000) during the period from March 25, 2017 through March 31, 2017; and

    Eight Million Five Hundred Thousand Dollars ($8,500,000) during the period from April 1, 2017 through the earlier of (i) April 20, 2017 and (ii) the date that the accounts receivable payment owing from DuPont Pioneer due April 15, 2017 clears and is applied as payment on the Revolving Loans.

  "Temporary Increase Period" means the period from March 8, 2017 through April 21, 2017.

  Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:

    pay an amendment fee to Lender in the amount of Twenty-Five Thousand Dollars ($25,000);

    cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

    pay all legal fees and expenses of Lender in connection with this Amendment.

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  Representations and Warranties. Borrower hereby represents and warrants to Lender that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of Borrower or any material law applicable to Borrower or result in a breach of any provision of or constitute a default under any other material agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower's obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

  Waiver and Release. Borrower, by signing below, hereby waives and releases Lender, and its directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

  References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

  Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

  Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

  Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

  Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER. BORROWER AND LENDER, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN BORROWER AND LENDER, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

S&W SEED COMPANY

By: /s/ Matthew K. Szot
Matthew K. Szot
Executive Vice President of Finance and Administration and Chief Financial Officer

KEYBANK NATIONAL ASSOCIATION

By: /s/ Mark R. Bitter
Mark R. Bitter
Vice President

Signature Page to
Third Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Third Amendment Agreement dated as of March 31, 2017. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release Lender and its directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned is aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, LENDER AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTOR ACKNOWLEDGMENT AND AGREEMENT, THE AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

SEED HOLDING, LLC

By: /s/ Mark S. Grewal
Mark S. Grewal
Manager

STEVIA CALIFORNIA, LLC

By: /s/ Mark S. Grewal
Mark S. Grewal
Manager

Signature Page to
Guarantor Acknowledgment and Agreement